UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

 ScanSource, Inc.
(Exact name of registrant as specified in its charter)

SC	00-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court, Greenville, SC 29615
(Address of principal executive offices, including zip code)
864-288-2432
(Registrant’s telephone number, including area code)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	SCSC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition

On August 20, 2019, ScanSource, Inc. (the "Company") issued a press release announcing its financial results for its fourth quarter ended June 30, 2019. A copy of the press release and accompanying CFO commentary are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference and also made available through the Company’s website at www.scansource.com. An updated investor presentation will be made available on the Company's website within approximately two weeks.

The information in Item 2.02 of this Report, including the exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01. Other Events

On August 20, 2019, ScanSource, Inc. issued a press release announcing plans to divest certain businesses outside of the United States, Canada and Brazil.

A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 – Press release issued by ScanSource, Inc. on August 20, 2019. The information contained in the attached exhibit is unaudited and should be read in conjunction with the Company’s annual and quarterly reports filed with the Securities and Exchange Commission.

99.2 – CFO commentary for the financial results conference call held on August 20, 2019.  The information contained in the attached exhibit is unaudited and should be read in conjunction with the Company’s annual and quarterly reports filed with the Securities and Exchange Commission.

99.3 - Press release issued by ScanSource, Inc. on August 20, 2019.

Exhibit Number	Description

99.1	Press release
99.2	CFO commentary
99.3	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date:	August 20, 2019	By:	/s/ Gerald Lyons
		Name:	Gerald Lyons
		Its:	Senior Executive Vice President and Chief Financial Officer